UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 35.7%
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.0%
Motors Liquidation Co.	9.450%	11/1/11	$160,000	$49,600	(a)
Motors Liquidation Co.	8.100%	6/15/24	23,000	7,303	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	43,000	13,437	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	567,000	97,807	(a)

Total Automobiles				168,147

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,881,356

Leisure Equipment & Products - 0.2%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	5,235,000	5,025,600

Media - 1.8%
CBS Corp.	7.625%	1/15/16	2,750,000	3,253,052
Comcast Corp., Bonds	5.650%	6/15/35	8,790,000	8,873,487
Comcast Corp., Notes	6.500%	1/15/15	1,200,000	1,406,996
Comcast Corp., Notes	6.450%	3/15/37	540,000	599,872
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,784,396
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	340,051
Comcast Corp., Senior Notes	6.400%	3/1/40	540,000	600,390
News America Inc., Senior Notes	6.200%	12/15/34	105,000	113,429
News America Inc., Senior Notes	6.650%	11/15/37	700,000	805,202
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,690,000	6,170,361
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	6,470,000	7,288,778
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,180,000	1,558,301
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	6,630,000	8,559,841
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	2,950,000	3,404,185
Viacom Inc.	6.250%	4/30/16	3,400,000	3,988,112

Total Media				48,746,453

Multiline Retail - 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,793,795

Specialty Retail - 0.5%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,724,707
Home Depot Inc.	5.250%	12/16/13	2,740,000	3,057,289
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,838,986

Total Specialty Retail				14,620,982

TOTAL CONSUMER DISCRETIONARY				78,236,333

CONSUMER STAPLES - 2.3%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	6,620,000	7,472,596
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,159,693
Diageo Finance BV	3.250%	1/15/15	4,990,000	5,277,095

Total Beverages				14,909,384

Food & Staples Retailing - 1.0%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,870,322	3,056,893	(b)(c)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	22,051,539	23,334,277

Total Food & Staples Retailing				26,391,170

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	8,210,000	9,170,972
Unilever Capital Corp.	7.125%	11/1/10	1,730,000	1,738,422

Total Food Products				10,909,394

Tobacco - 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,680,000	4,932,896
Reynolds American Inc., Senior Notes	7.250%	6/1/12	4,535,000	4,904,072

Total Tobacco				9,836,968

TOTAL CONSUMER STAPLES				62,046,916

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 4.0%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	$4,400,000	$4,582,543

Oil, Gas & Consumable Fuels - 3.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	12,763,000	13,936,290
Apache Corp., Senior Notes	5.100%	9/1/40	5,650,000	5,684,188
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	7,010,000	7,046,824
Conoco Funding Co.	7.250%	10/15/31	350,000	451,196
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,780,000	3,572,325
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,610,000	4,372,526
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	903,125	(b)
Hess Corp., Notes	8.125%	2/15/19	3,610,000	4,746,497
Hess Corp., Notes	7.875%	10/1/29	2,340,000	3,029,163
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,355,867
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	4,650,000	4,991,835
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,471,278
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	14,418,984
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	3,044,673
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,687,905
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,960,000	5,459,779
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,110,000	1,344,461
Williams Cos. Inc., Debentures	7.500%	1/15/31	5,378,000	6,085,003
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,399,000	3,006,213
XTO Energy Inc., Senior Notes	7.500%	4/15/12	10,379,000	11,435,188

Total Oil, Gas & Consumable Fuels				102,043,320

TOTAL ENERGY				106,625,863

FINANCIALS - 17.6%
Capital Markets - 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	770,000	653,538	(d)(e)
Goldman Sachs Group Inc.	5.625%	1/15/17	9,935,000	10,520,579
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	710,000	756,702
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	1,760,000	1,898,097
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	540,000	579,768
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	1,600,000	1,739,027
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	310,000	326,032
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,155,340
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	12,240,000	12,901,107
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	791,800	(a)(b)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,424,900	(a)(b)(f)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(a)(b)(c)(f)
Lehman Brothers Holdings Capital Trust VII,
Medium-Term Notes	5.857%	5/31/12	1,300,000	130	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	2,999	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	4,370,000	966,862	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	1,192	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,510,000	3,431,797
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	4,040,000	3,550,368	(d)
Morgan Stanley, Senior Notes	5.500%	7/24/20	8,640,000	8,901,084
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	3,070,000	3,206,210
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	5,350,000	5,583,923
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	1,210,000	1,275,848

Total Capital Markets				63,667,303

Commercial Banks - 5.4%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	500,000	359,375	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	4,280,000	4,612,274	(b)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,108,456
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	2,060,000	2,283,763
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	5,151,299	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,450,000	4,755,782	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	$1,490,000	$1,615,235	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	9,970,000	10,667,900	(b)(d)(e)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,854,400	(a)(b)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,720,600	(a)(b)(f)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	0	(a)(b)(c)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(a)(b)(c)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	2,732,400	(b)(d)(e)
HBOS Treasury Services PLC	5.250%	2/21/17	2,500,000	2,715,923	(b)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	1,630,000	1,555,137	(b)(d)(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,550,000	3,592,167	(b)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,845,775	(a)(b)(f)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	3,810,000	3,901,893	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	950,000	995,201	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	4,450,000	4,700,361	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	7,003,000	9,103,900	(b)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	13,670,000	13,399,594	(b)(d)(e)
Royal Bank of Scotland Group PLC, Junior
Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	3,700,000	2,747,250	(a)(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	9,060,000	9,858,757
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,700,000	1,788,521
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	5,170,000	5,224,052
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	6,700,000	6,797,271	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	9,280,000	6,086,900	(b)(d)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	5,310,000	5,573,737	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	9,790,000	9,104,700	(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,310,000	4,659,525	(d)(e)
Wachovia Corp., Senior Notes	5.750%	6/15/17	11,100,000	12,671,593
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,890,000	1,841,421

Total Commercial Banks				147,025,162

Consumer Finance - 2.2%
Ally Financial Inc., Debentures	0.000%	6/15/15	220,000	158,400
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,000,000	1,000,000	(d)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	13,190,000	14,611,183
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	3,170,000	2,646,950
Capital One Financial Corp.	6.150%	9/1/16	3,170,000	3,475,436
Ford Motor Credit Co. LLC, Senior Notes	7.250%	10/25/11	5,910,000	6,203,904
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	6,435,000	6,554,196
GMAC Inc., Senior Notes	7.250%	3/2/11	519,000	528,082
HSBC Finance Corp.	7.000%	5/15/12	700,000	756,951
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	481,233
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	31,495,000	24,218,742

Total Consumer Finance				60,635,077

Diversified Financial Services - 5.1%
Air 2 US, Notes	8.027%	10/1/19	6,854,572	6,683,208	(b)
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,648,179
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,409,733
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	933,159
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,460,000	10,400,315
Citigroup Inc., Senior Notes	5.875%	5/29/37	12,000,000	11,942,904
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,330,000	2,602,438
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,947,968
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	22,050,442
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	6,050,000	6,072,403
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	4,700,000	5,397,457
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	17,840,000	17,795,400	(d)
ILFC E-Capital Trust I	5.900%	12/21/65	10,600,000	6,943,000	(b)(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	2,808,000	(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	$2,160,000	$2,316,600	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,847,100	(b)
JP Morgan and Co. Inc.	4.854%	2/15/12	2,000,000	2,013,860	(d)
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	4,103,841
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,855,000	4,363,166
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,141,000	1,143,592	(d)(e)
Patrons’ Legacy	5.775%	12/23/63	5,800,000	5,590,040	(b)(c)
PHH Corp.	7.125%	3/1/13	3,410,000	3,418,525
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,360,000	1,439,900	(b)

Total Diversified Financial Services				136,871,230

Insurance - 1.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	9,690,000	8,309,175
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	2,370,000	2,452,950
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,237,225	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	20,170,000	18,858,950
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	4,140,000	5,094,597	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	9,510,000	9,129,600	(d)

Total Insurance				45,082,497

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,775,673

Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	18,400,000	19,803,626

TOTAL FINANCIALS				476,860,568

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,900,000	3,176,074

Health Care Providers & Services - 0.5%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,800,414
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,496,880
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,037,244
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,385,234

Total Health Care Providers & Services				11,719,772

Pharmaceuticals - 0.4%
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,142,792
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	2,330,000	2,822,711	(b)
Wyeth, Notes	5.950%	4/1/37	4,750,000	5,603,922

Total Pharmaceuticals				11,569,425

TOTAL HEALTH CARE				26,465,271

INDUSTRIALS - 4.2%
Aerospace & Defense - 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	5,210,000	5,951,680
Systems 2001 Asset Trust	6.664%	9/15/13	7,578,198	8,360,268	(b)

Total Aerospace & Defense				14,311,948

Airlines - 2.2%
Continental Airlines Inc.	6.820%	5/1/18	548,237	560,572
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,249,389	2,361,858
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,744,287	2,860,919
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,929,161	4,056,859
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	3,022,557	3,158,572
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	15,600,000	16,302,000
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	6,173,818	6,474,483
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.570%	5/18/12	7,136,000	7,178,816
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	4,231,234	4,178,344
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,772,597

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
US Airways Pass-Through Trust	6.850%	1/30/18	$8,509,856	$8,169,462

Total Airlines				58,074,482

Building Products - 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,537,732
Masco Corp.	6.125%	10/3/16	4,120,000	4,188,475

Total Building Products				7,726,207

Commercial Services & Supplies - 0.2%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,783,972
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,530,000	2,775,977

Total Commercial Services & Supplies				6,559,949

Industrial Conglomerates - 1.0%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	26,549,000	27,150,016

TOTAL INDUSTRIALS				113,822,602

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	5,600,000	5,947,486

MATERIALS - 0.3%
Metals & Mining - 0.3%
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,906,489	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	986,580
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,939,639

TOTAL MATERIALS				8,832,708

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	6.550%	2/15/39	2,410,000	2,802,767
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,801,799
BellSouth Corp., Notes	4.750%	11/15/12	440,000	474,052
British Telecommunications PLC, Senior Notes	9.375%	12/15/10	1,755,000	1,782,715
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,318,703
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,370,000	6,195,117
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	8,240,000	8,240,000
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,569,014
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	2,060,000	2,223,020
Telecom Italia Capital SA	5.250%	11/15/13	965,000	1,036,793
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	2,570,000	2,736,356
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	6,445,000	7,011,715
Verizon Global Funding Corp., Notes	7.375%	9/1/12	5,000	5,604

Total Diversified Telecommunication Services				47,197,655

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	3,057,466
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,103,147
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	47,250

Total Wireless Telecommunication Services				5,207,863

TOTAL TELECOMMUNICATION SERVICES				52,405,518

UTILITIES - 1.3%
Electric Utilities - 0.8%
Exelon Corp., Bonds	5.625%	6/15/35	345,000	348,982
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,623
FirstEnergy Corp., Notes	7.375%	11/15/31	11,560,000	12,560,472
Hydro-Quebec, Global Debentures	6.300%	5/11/11	570,000	590,473
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	6,540,000	7,262,938
Progress Energy Inc.	7.100%	3/1/11	1,488,000	1,525,156

Total Electric Utilities				22,301,644

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,325,359

Independent Power Producers & Energy Traders - 0.2%
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	1,090,000	416,925

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	$9,930,000	$3,773,400

Total Independent Power Producers & Energy Traders				4,190,325

Multi-Utilities - 0.1%
Dominion Resources Inc., Notes	4.750%	12/15/10	570,000	574,641
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,235,006

Total Multi-Utilities				2,809,647

TOTAL UTILITIES				35,626,975

TOTAL CORPORATE BONDS & NOTES (Cost - $1,048,744,831)				966,870,240

ASSET-BACKED SECURITIES - 2.2%
FINANCIALS - 2.2%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,628,916	(b)
E-Trade RV and Marine Trust, 2004-1 A3	3.620%	10/8/18	37,126	37,224
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	6,060,000	6,688,658	(b)

Total Automobiles				8,354,798

Home Equity - 1.2%
Amortizing Residential Collateral Trust, 2002-BC1M A	0.536%	1/1/32	1,437,062	912,535	(c)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.291%	7/25/32	2,026,989	1,621,530	(d)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.686%	12/25/30	989,542	922,921	(d)
Bayview Financial Acquisition Trust, 2005-B M1	0.706%	4/28/39	610,000	460,232	(d)
CDC Mortgage Capital Trust, 2002-HE1 A	0.876%	1/25/33	378,020	285,749	(d)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.546%	3/25/33	162,028	157,065	(d)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.656%	11/25/46	3,726,629	1,930,614	(b)(d)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.876%	9/25/33	467,213	389,141	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	7,519,590	5,453,808	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.807%	8/15/37	585,289	469,931	(d)
Equity One ABS Inc., 2003-3 AF4	4.995%	12/25/33	4,068,582	4,160,353
GSAMP Trust, 2006-S4 A1	0.346%	5/25/36	1,493,491	90,082	(d)
Lehman XS Trust, 2006-2N 1A1	0.516%	2/25/46	11,671,298	6,919,399	(d)
Lehman XS Trust, 2006-GP4 3A1A	0.326%	8/25/46	250,716	246,763	(d)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.778%	1/21/31	145,371	99,778	(d)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.416%	10/25/36	3,082,028	1,284,469	(d)
MSCC HELOC Trust, 2005-1 A	0.446%	7/25/17	1,245,388	878,180	(d)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.036%	1/25/31	522,105	235,275	(d)
RAAC Series, 2007-SP3 A1	1.456%	9/25/47	617,219	473,522	(d)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.936%	3/25/33	123,602	76,417	(d)
Residential Asset Securities Corp., 2001-KS2 AII	0.716%	6/25/31	202,353	157,676	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.716%	9/25/31	81,989	67,170	(d)
SACO I Trust, 2005-10 1A	0.516%	6/25/36	2,618,286	982,216	(d)
SACO I Trust, 2005-8 A1	0.889%	11/25/35	690,031	344,868	(d)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	2,255,236	2,208,124

Total Home Equity				30,827,818

Manufactured Housing - 0.0%
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	263,075	29,750	(d)

Student Loan - 0.7%
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	3,600,000	3,540,248	(b)(d)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	4,500,000	4,517,235	(d)
SLM Student Loan Trust, 2006-5 A5	0.608%	1/25/27	6,030,000	5,695,606	(d)
Student Loan Consolidation Center, 2002-1 A1	2.235%	3/1/42	400,000	366,000	(b)(d)
Student Loan Consolidation Center, 2002-2 A16	2.670%	7/1/42	900,000	823,500	(b)(d)
Student Loan Consolidation Center, 2002-2 A9	1.845%	7/1/42	2,300,000	2,104,500	(b)(d)
Student Loan Consolidation Center, 2002-2 B2	1.837%	7/1/42	3,400,000	2,346,000	(b)(d)

Total Student Loan				19,393,089

TOTAL ASSET-BACKED SECURITIES (Cost - $66,815,500)				58,605,455

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.3%
American Home Mortgage Assets, 2006-4 1A12	0.466%	10/25/46	$729,043	$370,971	(d)
Banc of America Commercial Mortgage Inc., 2005-5 A4	5.115%	10/10/45	10,000	10,965	(d)
Banc of America Commercial Mortgage Inc., 2006-3 A4	5.889%	7/10/44	15,400,000	16,394,105	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	3,710,000	3,931,061
Banc of America Funding Corp., 2005-E 8A1	3.183%	6/20/35	10,227,773	5,532,366	(d)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.393%	11/25/34	10,992,051	11,182,807	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.426%	11/25/36	6,446,250	3,647,217	(d)
Citigroup Mortgage Loan Trust Inc., 2005-5 3A2A	2.705%	9/25/35	3,803,909	2,465,530	(d)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.656%	5/25/35	1,483,282	1,354,441	(b)(d)
Commercial Mortgage Asset Trust, 1999-C1 A3	6.640%	1/17/32	319,959	320,220
Countrywide Alternative Loan Trust, 2005-14 2A1	0.466%	5/25/35	5,735,602	3,639,721	(d)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.516%	6/25/35	7,194,581	4,509,858	(d)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.496%	5/25/35	15,511,446	8,976,350	(d)
Countrywide Alternative Loan Trust, 2005-38 A3	0.606%	9/25/35	4,724,691	2,738,677	(d)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.546%	11/25/35	677,274	377,938	(d)
Countrywide Alternative Loan Trust, 2005-85CB 2A5	1.356%	2/25/36	7,995,068	5,028,418	(d)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.467%	5/20/46	1,070,153	569,638	(d)
Countrywide Alternative Loan Trust, 2006-OA7 3A1	0.466%	6/25/46	8,838,516	4,645,064	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.546%	4/25/35	8,150,468	5,182,401	(d)
Countrywide Home Loans, 2005-09 2A1	0.476%	5/25/35	4,811,561	2,728,165	(d)
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	1,484,816	1,256,577	(b)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	8,137,414	5,077,519	(d)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.609%	2/15/39	4,180,000	4,601,882	(d)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	13,000,000	13,523,303
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.706%	6/25/34	1,283,314	1,039,512	(d)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.210%	6/26/35	12,130,000	10,769,523	(b)(d)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.547%	10/19/45	2,755,382	1,851,379	(d)
FFCA Secured Lending Corp., 1999-1A IO	0.860%	11/18/11	486,548	4,534	(b)(d)(f)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.626%	2/25/37	3,506,503	1,851,013	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,358,692
GMAC Mortgage Corp. Loan Trust, 2004-AR2 3A	3.440%	8/19/34	18,956,386	17,911,112	(d)
Government National Mortgage Association (GNMA), 2005-66 S	5.993%	8/16/35	26,153,208	3,780,465	(d)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,239,742
Government National Mortgage Association (GNMA), 2009-61 WQ	5.994%	11/16/35	5,143,453	782,866	(d)
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	5,000,000	5,444,176
Government National Mortgage Association (GNMA), 2010-47 VS	5.994%	11/16/37	3,715,405	511,991	(d)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	2,900,000	3,131,746
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	6,700,000	7,245,426

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	$17,505,000	$18,889,267
Government National Mortgage Association (GNMA), 2010-87 SK	6.243%	7/16/40	7,151,167	1,103,381	(d)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.476%	6/25/45	5,409,956	3,564,225	(d)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.516%	10/25/45	1,028,930	628,699	(d)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.356%	9/25/46	5,393,535	5,228,401	(d)
Greenpoint Mortgage Funding Trust, 2006-AR5 A1A	0.336%	10/25/46	9,672,988	8,843,181	(d)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	11,316,442	11,861,037
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.606%	3/25/35	12,290,552	10,341,356	(b)(d)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	3,957,264	4,034,197
Harborview Mortgage Loan Trust, 2005-7 1A1	3.647%	6/19/45	5,431,433	3,176,215	(d)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.597%	6/20/35	803,097	677,372	(d)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.407%	1/25/47	564,702	316,117	(d)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.256%	11/25/47	30,429,585	20,555,124	(d)
IMPAC Secured Assets Corp., 2005-2 A1	0.576%	3/25/36	964,247	515,717	(d)
Impac Secured Assets Corp., 2006-2 2A1	0.606%	8/25/36	2,337,836	2,050,373	(d)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.953%	11/25/37	5,237,900	4,507,093	(d)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.090%	9/25/35	5,486,370	4,328,861	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	4,530,000	4,873,874	(d)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.975%	4/25/37	11,550,000	9,685,403	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.127%	3/15/36	14,643,531	57,615	(b)(d)(f)
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	14,203,875	14,909,168
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	9,730,000	10,600,226
Luminent Mortgage Trust, 2007-2 2A1	0.486%	5/25/37	273,172	151,077	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.752%	12/25/34	130,133	95,842	(d)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.466%	6/25/47	27,167,492	17,503,472	(d)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	826,709	826,359	(b)
Medallion Trust, 2003-1G A	0.482%	12/21/33	987,683	972,077	(d)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	2,045,717	2,267,284	(d)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.526%	4/25/35	523,489	372,435	(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	4.936%	3/25/36	1,496,177	939,710	(d)
MLCC Mortgage Investors Inc., 2003-B A1	0.596%	4/25/28	1,561,088	1,434,410	(d)
MLCC Mortgage Investors Inc., 2006-1 1A	2.269%	2/25/36	460,062	384,751	(d)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.508%	7/25/35	2,553,413	1,832,089	(d)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	16,761,766	16,357,858	(b)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	7,111,732	7,070,093	(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	36,789,256	31,521,955	(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.416%	1/25/37	12,972,904	7,483,627	(d)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	7,838,692	5,523,785
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	2,613,772	2,716,794
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	22,943,864	23,341,343
Structured ARM Loan Trust, 2005-19XS 1A1	0.576%	10/25/35	1,138,356	759,797	(d)
Structured Asset Mortgage Investments Inc., 2002-AR5 A1	0.707%	5/19/33	1,006,403	907,950	(d)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.446%	7/25/46	13,693,684	7,390,851	(d)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	14,122,835	14,509,815

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Mortgage Asset Residential Trust, 1991-8 E	0.000%	1/25/23	$201,000	$24	(d)(f)
Wachovia Bank Commercial Mortgage Trust, 2005-C20 A7	5.118%	7/15/42	2,240,000	2,459,012	(d)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	2,324,162	2,376,174
Washington Mutual Inc., 2005-AR4 A5	2.723%	4/25/35	2,500,000	2,113,170	(d)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.596%	1/25/45	777,265	567,179	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.526%	12/25/45	13,848,967	11,514,876	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.546%	12/26/45	14,945,121	11,442,254	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.366%	7/25/46	1,163,836	715,794	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.136%	6/25/47	15,301,545	10,001,533	(d)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	5.221%	4/25/36	2,200,000	1,837,774	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $559,647,659)				495,125,437

MORTGAGE-BACKED SECURITIES - 32.1%
FHLMC - 4.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	457,604	496,039
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	19,870,537	21,243,833
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	60,681	74,220
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	9,309,574	9,916,995
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,605,739	1,818,490
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32	25,174	27,952
Federal Home Loan Mortgage Corp. (FHLMC)	3.118%	10/1/35	1,518,537	1,581,369	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.925%	8/1/37	9,338,043	9,955,596	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/13/40	20,300,000	20,813,834	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	10/13/40	8,100,000	8,422,736	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/40	47,400,000	50,273,625	(g)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	36,205	8,371	(f)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	7,048	6,759	(f)

Total FHLMC				124,639,819

FNMA - 21.4%
Federal National Mortgage Association (FNMA)	7.000%	11/1/10-2/1/33	5,834,260	6,619,521
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	5,122	5,170
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-3/1/38	7,111,453	7,489,817
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-9/1/20	3,233,938	3,411,949
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-8/1/34	195,958,634	208,058,701
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	328,171	373,176
Federal National Mortgage Association (FNMA)	3.500%	10/18/25-11/16/40	13,200,000	13,531,730	(g)
Federal National Mortgage Association (FNMA)	4.500%	10/18/25-10/13/40	11,300,000	11,840,371	(g)
Federal National Mortgage Association (FNMA)	6.000%	10/18/25-10/13/40	51,470,000	55,322,189	(g)
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-11/1/37	67,814,067	73,244,554
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-8/1/33	2,608,370	2,915,481
Federal National Mortgage Association (FNMA)	5.500%	11/1/33-11/1/35	44,510,534	47,748,739
Federal National Mortgage Association (FNMA)	3.050%	6/1/35	4,226,228	4,446,015	(d)
Federal National Mortgage Association (FNMA)	4.544%	7/1/35	2,219,702	2,324,278	(d)

Federal National Mortgage Association (FNMA)	2.844%	8/1/35	752,309	790,295	(d)
Federal National Mortgage Association (FNMA)	3.108%	9/1/35	1,316,764	1,351,764	(d)
Federal National Mortgage Association (FNMA)	3.129%	9/1/35	2,659,851	2,791,762	(d)
Federal National Mortgage Association (FNMA)	2.382%	10/1/35	7,098,835	7,280,042	(d)
Federal National Mortgage Association (FNMA)	3.043%	10/1/35	1,052,444	1,105,881	(d)
Federal National Mortgage Association (FNMA)	3.065%	10/1/35	829,607	853,064	(d)
Federal National Mortgage Association (FNMA)	3.157%	10/1/35	1,138,560	1,195,837	(d)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	3.851%	10/1/35	$1,021,435	$1,062,426	(d)
Federal National Mortgage Association (FNMA)	2.339%	11/1/35	3,130,483	3,206,908	(d)
Federal National Mortgage Association (FNMA)	2.358%	11/1/35	3,205,393	3,280,369	(d)
Federal National Mortgage Association (FNMA)	2.381%	11/1/35	3,068,306	3,145,108	(d)
Federal National Mortgage Association (FNMA)	2.383%	11/1/35	2,803,843	2,874,114	(d)
Federal National Mortgage Association (FNMA)	2.386%	11/1/35	2,531,430	2,595,365	(d)
Federal National Mortgage Association (FNMA)	5.516%	2/1/37	18,002,711	19,186,968	(d)
Federal National Mortgage Association (FNMA)	0.000%	12/1/39	43,500,000	46,840,664
Federal National Mortgage Association (FNMA)	3.500%	10/1/40	2,300,000	2,319,791
Federal National Mortgage Association (FNMA)	4.000%	10/13/40	2,500,000	2,569,530	(g)
Federal National Mortgage Association (FNMA)	5.500%	10/13/40-11/10/40	11,300,000	12,004,327	(g)
Federal National Mortgage Association (FNMA)	6.500%	10/13/40	24,000,000	26,167,488	(g)
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	6,562	1,211	(f)
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	4	102	(f)
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	233	5,645	(f)
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	40,128	38,745	(f)

Total FNMA				577,999,097

GNMA - 6.1%
Government National Mortgage Association	8.000%	10/15/16-7/15/17	75,330	83,567
Government National Mortgage Association	7.500%	10/15/22-8/15/32	129,892	148,417
Government National Mortgage Association	7.000%	6/15/23-5/15/32	187,476	213,403
Government National Mortgage Association	6.500%	10/15/23-3/15/33	6,376,270	7,136,884
Government National Mortgage Association	6.000%	3/15/26-8/15/35	12,695,749	13,904,381
Government National Mortgage Association	5.500%	1/15/33	130,669	141,320
Government National Mortgage Association (GNMA)	6.500%	8/15/28-8/15/34	23,153,798	26,147,688
Government National Mortgage Association (GNMA)	6.000%	2/15/32-4/15/35	1,492,065	1,635,008
Government National Mortgage Association (GNMA)	4.500%	3/15/40	5,891,540	6,209,861
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	54,353,419	58,064,760
Government National Mortgage Association (GNMA)	0.000%	10/1/40	600,000	640,875
Government National Mortgage Association (GNMA)	4.000%	10/20/40-11/18/40	27,100,000	27,911,031	(g)
Government National Mortgage Association (GNMA)	4.500%	10/20/40	3,100,000	3,263,688	(g)
Government National Mortgage Association (GNMA)	5.000%	10/20/40	7,500,000	7,999,185	(g)
Government National Mortgage Association (GNMA)	5.500%	10/20/40	900,000	966,375	(g)
Government National Mortgage Association (GNMA)	6.000%	10/20/40	7,100,000	7,700,772	(g)
Government National Mortgage Association (GNMA)	3.500%	11/18/40	3,100,000	3,118,891	(g)

Total GNMA				165,286,106

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $841,346,520)				867,925,022

MUNICIPAL BONDS - 1.3%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	3,979,772

Georgia - 0.1%
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,290,000	2,462,162

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia - continued
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	$1,260,000	$1,335,235

Total Georgia				3,797,397

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.092%	5/1/46	14,475,000	12,810,375	(c)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.221%	5/1/46	7,225,000	6,394,125	(c)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.957%	6/1/47	400,000	354,000	(c)(d)

Total Pennsylvania				19,558,500

Texas - 0.4%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.758%	6/25/42	3,000,000	2,580,000	(d)
North Texas Higher Education Authority Inc., Student Loan Revenue	1.460%	7/1/30	7,025,000	6,973,717	(d)

Total Texas				9,553,717

TOTAL MUNICIPAL BONDS (Cost - $36,480,533)				36,889,386

SOVEREIGN BONDS - 0.7%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	183,040
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	400,150

Total Mexico				583,190

Russia - 0.7%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,430,000	2,533,275	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	12,770,755	15,250,836	(b)

Total Russia				17,784,111

TOTAL SOVEREIGN BONDS (Cost - $16,344,087)				18,367,301

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.6%
U.S. Government Agencies - 3.1%
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	11/23/35	12,290,000	13,523,240
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,560,611
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	27,330,000	18,042,419
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	3,854,921
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,815,647
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	902,567	(f)
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	4,760,771
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,392,186
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	5,184,686
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	8,242,782
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	3,879,110
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	637,159
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,192,934
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	4,888,541
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	236,854
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,446,060
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	4,120,247

Total U.S. Government Agencies				84,680,735

U.S. Government Obligations - 6.5%
U.S. Treasury Bonds	4.375%	11/15/39	37,500,000	42,070,313
U.S. Treasury Bonds	4.375%	5/15/40	66,210,000	74,362,437

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Bonds	3.875%	8/15/40	$28,460,000	$29,420,525
U.S. Treasury Notes	3.125%	10/31/16	7,750,000	8,411,780	(h)
U.S. Treasury Notes	2.750%	2/15/19	4,103,000	4,256,542	(h)
U.S. Treasury Notes	3.500%	5/15/20	820,000	890,085
U.S. Treasury Notes	2.625%	8/15/20	15,020,000	15,160,813

Total U.S. Government Obligations				174,572,495

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $240,493,406)				259,253,230

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	29,920,466	34,406,202	(h)(i)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,234,947	16,752,484
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	32,193,669	37,161,056	(h)(i)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	11,287,822	11,964,211	(h)(i)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $86,493,556)				100,283,953

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		1,606	12,206	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		814,445	6,393,393	*

TOTAL CONSUMER DISCRETIONARY				6,405,599

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		44	60,500	*

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $11,122,317)				6,466,099

PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Motors Liquidation Co.	1.500%		27,922	216,954	*

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		844,875	363,296	*(d)
Federal National Mortgage Association (FNMA)	7.000%		26,600	14,364	*(d)
Federal National Mortgage Association (FNMA)	8.250%		578,475	251,637	*(d)

TOTAL FINANCIALS				629,297

TOTAL PREFERRED STOCKS (Cost - $37,106,376)				846,251

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Interest rate swaption with BNP Paribas, Put @ 1.20%		12/15/10	81,700,000	234,449	(c)
Interest rate swaption with BNP Paribas, Put @ 1.40%		12/15/10	81,700,000	106,490	(c)
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%		3/16/11	29,100,000	828,020
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%		3/16/11	9,700,000	226,756
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%		3/16/11	87,300,000	91,936

TOTAL PURCHASED OPTIONS (Cost - $4,582,214)				1,487,651

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,949,176,999)				2,812,120,025

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 2.4%
U.S. Government Agencies - 2.3%
Federal Home Loan Bank (FHLB), Discount Notes	0.190%	11/19/10	$30,000,000	$29,992,242	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	3,010,000	3,006,505	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	4/19/11	30,000,000	29,970,000	(j)

Total U.S. Government Agencies (Cost - $62,961,149)				62,968,747

U.S. Government Obligations - 0.1%
U.S. Treasury Bills (Cost - $1,997,262)	0.202%	6/2/11	2,000,000	1,997,356	(i)(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $64,958,411)				64,966,103

TOTAL INVESTMENTS - 106.3% (Cost - $3,014,135,410#)				2,877,086,128
Liabilities in Excess of Other Assets - (6.3)%				(170,304,018)

TOTAL NET ASSETS - 100.0%				$2,706,782,110

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Illiquid security.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
GO	—	General Obligation
HELOC	—	Home Equity Line of Credit
IO	—	Interest Only
PAC	—	Planned Amortization Class
PO	—	Principal Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$98.75	269	$578,350
Eurodollar Futures, Call	3/14/11	98.88	250	462,500
Eurodollar Futures, Call	3/14/11	99.63	166	29,050
Eurodollar Futures, Put	3/14/11	99.38	166	25,938
Eurodollar Futures, Put	3/14/11	98.88	250	15,625
Eurodollar Futures, Put	3/14/11	98.75	269	13,450
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	127.00	98	91,875
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	122.00	471	117,750
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	236	18,437
U.S. Treasury 30-Year Bonds Futures, Call	10/22/10	134.00	113	169,500
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	101	126,250

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86%	31,920,000	$4,181,935
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	876,105
Interest rate swaption with BNP Paribas, Put	12/15/10	1.30	163,400,000	315,993	*
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	7,899,501
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	1,469,347
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	25,300,000	3,314,629
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	25,300,000	694,406

TOTAL WRITTEN OPTIONS (Premiums received - $16,192,709)				$20,400,641

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$958,223,307	$8,646,933	$966,870,240
Asset-backed securities	—	58,605,455	—	58,605,455
Collateralized mortgage obligations	—	495,125,437	—	495,125,437
Mortgage-backed securities	—	867,925,022	—	867,925,022
Municipal bonds	—	17,330,886	19,558,500	36,889,386
Sovereign bonds	—	18,367,301	—	18,367,301
U.S. government & agency obligations	—	259,253,230	—	259,253,230
U.S. treasury inflation protected securities	—	100,283,953	—	100,283,953
Convertible preferred stocks	—	6,466,099	—	6,466,099
Preferred stocks	$629,297	216,954	—	846,251

Notes to Schedule of Investments (unaudited) (continued)

Purchased options	—	1,487,651	—	1,487,651

Total long-term investments	$629,297	$2,783,285,295	$28,205,433	$2,812,120,025

Short-term investments†	—	64,966,103	—	64,966,103

Total investments	$629,297	$2,848,251,398	$28,205,433	$2,877,086,128

Other financial instruments:
Futures contracts	$(2,073,962)	—	—	$(2,073,962)
Written options	(1,648,725)	$(18,751,916)	—	(20,400,641)
Total return swaps		588,460		588,460
Interest rate swaps‡	—	(32,083,164)	—	(32,083,164)
Credit default swaps on corporate issues – sell protection‡	—	3,108,381	—	3,108,381
Credit default swaps on corporate issues – buy protection‡	—	2,175,601	—	2,175,601
Credit default swaps on credit indices – sell protection‡	—	(951,134)	—	(951,134)
Credit default swaps on credit indices – buy protection‡	—	15,617,985	—	15,617,985

Total other financial instruments	$(3,722,687)	$(30,295,787)	—	$(34,018,474)

Total	$(3,093,390)	$2,817,955,611	$28,205,433	$2,843,067,654

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	MUNICPAL BONDS	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—	—	$1,016,059	$1,016,059
Accrued premiums/discounts	—	$14,970	—	14,970
Realized gain (loss)[1]	—	46,072	(7,390,758)	(7,344,686)
Change in unrealized appreciation (depreciation)[2]	—	(980)	8,028,735	8,027,755
Net purchases (sales)	—	19,498,438	(1,654,036)	17,844,402
Transfers into Level 3	$8,646,933	—	—	8,646,933
Transfers out of Level 3	—	—	—	—

Balance as of September 30, 2010	$8,646,933	$19,558,500	—	$28,205,433

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—	$(980)	—	$(980)

1	This amount is included in net realized gain (loss) from investment transactions.

2	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

Notes to Schedule of Investments (unaudited) (continued)

repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying

Notes to Schedule of Investments (unaudited) (continued)

security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(k) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages,

Notes to Schedule of Investments (unaudited) (continued)

collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$152,191,884
Gross unrealized depreciation	(289,241,166)

Net unrealized depreciation	$(137,049,282)

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	181	12/11	$44,879,538	$44,933,250	$53,712
U.S. Treasury 10-Year Notes	471	12/10	59,291,827	59,368,078	76,251
U.S. Treasury 2-Year Notes	96	12/10	21,033,312	21,070,500	37,188
U.S. Treasury 5-Year Notes	456	12/10	54,627,904	55,115,438	487,534
U.S. Treasury Bonds	880	12/10	125,882,259	124,327,500	(1,554,759)

					$(900,074)

Contracts to Sell:
90-Day Eurodollar	353	6/11	87,142,978	87,821,987	(679,009)
90-Day Eurodollar	181	12/12	44,566,137	44,657,225	(91,088)
U.S. Treasury 30-Year Bonds	758	12/10	100,955,021	101,358,812	(403,791)

					$(1,173,888)

Net unrealized loss on open futures contracts					$(2,073,962)

At September 30, 2010, the Fund held TBA securities with a total cost of $251,709,418.

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	330,544,160	$18,613,082
Options written	335,007,690	4,910,224
Options closed	(62,785,644)	(4,914,156)
Options exercised	(984)	(582,568)
Options expired	(210,482,833)	(1,833,873)

Written options, outstanding September 30, 2010	392,282,389	$16,192,709

At September 30, 2010, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	3,620,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	104,382	—
JPMorgan Securities Inc.	9,895,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	190,216	48,853	*
Morgan Stanley Co. Inc.	4,080,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	117,646	—
RBS Securities Inc.	4,500,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	127,363	—

Total	$22,095,000				$539,607	$48,853

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	$4,700,000	3/1/13	5.104% Semi-Annually	3-month LIBOR	—	$(496,131)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% Semi-Annually	3-month LIBOR	—	(386,240)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% Semi-Annually	3-month LIBOR	—	(724,046)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% Semi-Annually	3-month LIBOR	—	(542,629)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% Semi-Annually	3-month LIBOR	—	(859,577)
Banc of America Securities LLC	91,600,000	2/15/25	4.295% Semi-Annually	3-month LIBOR	—	(14,603,238)
Barclay’s Capital Inc.	5,600,000	11/1/11	5.439% Semi-Annually	3-month LIBOR	—	(303,798)
Barclay’s Capital Inc.	3,550,000	6/25/12	5.060% Semi-Annually	3-month LIBOR	—	(277,328)
Barclay’s Capital Inc.	3,520,000	9/15/12	5.189% Semi-Annually	3-month LIBOR	—	(315,915)
Barclay’s Capital Inc.	16,960,000	11/20/19	3.900% Semi-Annually	3-month LIBOR	—	(2,067,394)
BNP Paribas	17,042,000	7/26/40	3.689% Semi-Annually	3-month LIBOR	—	(1,186,616)
Credit Suisse First Boston Inc.	3,020,000	8/15/13	5.023% Semi-Annually	3-month LIBOR	—	(359,541)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131% Semi-Annually	3-month LIBOR	—	(462,657)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160% Semi-Annually	3-month LIBOR	—	(538,773)
Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335% Semi-Annually	3-month LIBOR	—	(507,221)
Deutsche Bank AG	5,620,000	6/15/16	5.183% Semi-Annually	3-month LIBOR	—	(1,069,514)
Deutsche Bank AG	4,120,000	4/1/17	5.435% Semi-Annually	3-month LIBOR	—	(894,228)
JP Morgan Chase & Co.	4,270,000	9/15/14	5.000% Semi-Annually	3-month LIBOR	—	(635,120)
JP Morgan Chase & Co.	24,000,000	3/17/20	3.600% Semi-Annually	3-month LIBOR	$33,153	(2,330,310)
Morgan Stanley & Co. Inc.	2,750,000	3/15/12	4.763% Semi-Annually	3-month LIBOR	—	(171,083)
Morgan Stanley & Co. Inc.	3,400,000	4/30/16	5.189% Semi-Annually	3-month LIBOR	—	(641,703)
Morgan Stanley & Co. Inc.	28,710,000	9/16/19	3.250% semi annually	3-month LIBOR	(348,355)	(1,619,153)
RBS Greenwich	4,250,000	3/1/16	5.120% Semi-Annually	3-month LIBOR	—	(775,747)

Total	$245,882,000				$(315,202)	$(31,767,962)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	4.43%	2.930% Quarterly	$(101,765)	—	$(101,765)
Goldman Sachs Group Inc. (Countrywide Financial, 0.000%, due 2/8/31)	4,700,000	9/20/12	1.13%	6.000% Quarterly	448,463	—	448,463
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	25,000,000	6/20/12	1.10%	0.720% Quarterly	(162,982)	—	(162,982)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	1.13%	6.100% Quarterly	886,142	—	886,142
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	1.13%	6.000% Quarterly	868,301	—	868,301
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	10,000,000	9/20/12	1.13%	2.750% Quarterly	317,010	—	317,010
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	10,000,000	12/20/12	1.16%	5.000% Quarterly	844,972	$(551,332)	1,396,304
RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	12,500,000	12/20/10	0.21%	0.500% Quarterly	8,240	—	8,240

Total	$82,100,000				$3,108,381	$(551,332)	$3,659,713

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$2,740,000	12/20/13	0.635% Quarterly	$(12,897)	—	$(12,897)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.730% Monthly	92,740	—	92,740
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% Quarterly	415,676	—	415,676
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% Monthly	342,625	—	342,625
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% Quarterly	17,748	—	17,748
Barclay’s Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% Quarterly	17,768	—	17,768
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% Quarterly	31,378	—	31,378
Barclay’s Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	5,600,000	12/20/11	0.320% Quarterly	(3,710)	—	(3,710)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	3,050,000	9/20/15	0.900% Quarterly	54,417	—	54,417
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% Quarterly	136,642	—	136,642
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% Quarterly	113,258	—	113,258
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	3,290,000	3/20/14	0.490% Quarterly	59,666	—	59,666
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% Quarterly	61,980	—	61,980
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% Quarterly	317,470	—	317,470
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	4,270,000	9/20/14	0.280% Quarterly	21,788	—	21,788
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	5,460,000	3/20/12	0.360% Quarterly	(9,890)	—	(9,890)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.740% Quarterly	13,319	—	13,319
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.480% Monthly	57,975	—	57,975
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	453,671	8/25/45	2.550% Monthly	447,648 [5]	—	447,648 *

Total	$69,093,671			$2,175,601	—	$2,175,601

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (CDX IG 9)	$141,424,800	12/20/12	0.600% Quarterly	$(1,473,321)	$(1,355,423)	$(117,898)
Banc of America Securities LLC (PrimeX.FRM.1)	11,611,726	7/25/36	4.420% Monthly	925,309	1,085,889	(160,580)
Credit Suisse First Boston Inc. (CDX IG 9)	19,940,800	12/20/12	0.600% Quarterly	(207,737)	(177,760)	(29,977)
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	18,106,602	6/20/13	3.500% Quarterly	376,628	(298,304)	674,932
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	4,013,319	6/20/13	3.500% Quarterly	83,479	27,477	56,002
Goldman Sachs Group Inc. (CDX HY 9)	10,000,000	12/20/12	5.440% Quarterly	733,871	—	733,871
Goldman Sachs Group Inc. (CDX HY 9)	4,360,000	12/20/12	2.000% Quarterly	(12,202)	—	(12,202)
Goldman Sachs Group Inc. (CDX HY 9)	17,580,000	12/20/12	1.800% Quarterly	(127,070)	—	(127,070)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	2,745,000	10/12/52	0.100% Monthly	(102,937)	(164,700)	61,763
JPMorgan Securities Inc. (CMBX 3 2007-1 AAA)	—	8/17/50	0.080% Quarterly	—	(842)	842
Merrill Lynch & Co. Inc. (CDX HY 9)	4,580,000	12/20/12	2.300% Quarterly	17,612	—	17,612
Merrill Lynch & Co. Inc. (CDX HY 9)	4,650,000	12/20/12	2.000% Quarterly	(13,014)	—	(13,014)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	1,521,000	10/12/52	0.100% Monthly	(57,037)	(108,371)	51,334
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	2,780,000	2/17/51	0.350% Monthly	(205,025)	(331,863)	126,838
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	6,890,000	2/17/51	0.350% Monthly	(508,138)	(981,825)	473,687
Morgan Stanley & Co. Inc. (CMBX NA AM 1)	7,614,000	10/12/52	0.500% Monthly	(532,980)	(1,123,065)	590,085
RBS Greenwich (CDX IG HVOL 10)	7,279,974	6/20/13	3.500% Quarterly	151,428	69,429	81,999

Total	$265,097,221			$(951,134)	$(3,359,358)	$2,408,224

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (CDX IG 9)	$87,216,800	12/20/14	0.700% Quarterly	$2,013,679	$1,712,417	$301,262
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	3,620,000	12/13/49	0.080% Monthly	217,200	217,200	—
Barclays Capital Inc. (CDX IG HVOL 10)	9,333,300	6/20/13	3.500% Quarterly	(194,138)	(235,535)	41,397
Credit Suisse First Boston Inc. (CDX IG 9)	12,390,400	12/20/14	0.700% Quarterly	286,072	234,016	52,056
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% Monthly	3,737,250	2,046,517	1,690,733
Credit Suisse First Boston Inc. (CMBX)	—	12/13/49	0.080% Monthly	—	410	(410)
Goldman Sachs Group Inc. (CMBX 4 2007-2 AJ)	10,000,000	2/17/51	0.960% Monthly	3,775,000	2,067,190	1,707,810
Goldman Sachs Group Inc. (CMBX)	8,580,000	12/13/49	0.080% Monthly	522,844	522,844	—
JP Morgan Chase & Co. (CDX IG HVOL 10)	20,066,595	6/20/13	3.500% Quarterly	(417,397)	(476,803)	59,406
JP Morgan Chase & Co. (CMBX 2 2006-2 AAA)	2,067,000	3/15/49	0.070% Monthly	113,685	147,274	(33,589)
JP Morgan Chase & Co. (CMBX 3 2007-1 AAA)	—	12/13/49	0.080% Monthly	—	436	(436)
Merrill Lynch & Co. Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% Monthly	3,737,250	2,046,517	1,690,733
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	4,870,000	10/12/52	0.100% Monthly	182,625	289,156	(106,531)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA)	12,130,000	3/15/49	0.070% Monthly	667,150	985,563	(318,413)
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	5,086,000	2/17/51	0.500% Monthly	864,620	1,328,718	(464,098)
Morgan Stanley & Co. Inc. (CMBX)	2,039,000	3/15/49	0.070% Monthly	112,145	170,766	(58,621)

Total	$197,199,095			$15,617,985	$11,056,686	$4,561,299

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors
(See Note 1).

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

	Futures Contracts		Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$654,685	$(2,728,647)	$1,487,651	$(20,400,641)	$(32,083,164)	$(53,070,116)
Credit Contracts	—	—	—	—	20,539,293	$20,539,293

Total	$654,685	$(2,728,647)	$1,487,651	$(20,400,641)	$(11,543,871)	$(32,530,823)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,819,161
Written options	$19,350,076
Futures contracts (to buy)	$1,078,312,315
Futures contracts (to sell)	$490,364,009

Average Notional Balance
Interest rate swap contracts	$375,941,600
Credit default swap contracts (to buy protection)	$331,023,590
Credit default swap contracts (to sell protection)	$592,618,152
Total return swap contracts	$10,493,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $4,142,240. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $43,571,959.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010